SUPPLEMENT TO THE FIDELITY FREEDOM FUNDS' MAY 21, 1998
PROSPECTUS
   Fidelity Government Securities Fund, an underlying fund of the Fidelity Freedom Funds, has been renamed Fidelity Government Income Fund.
   The following information replaces similar information found under the heading "Description of the Underlying Fidelity Funds" section on page 29.
       FIDELITY GOVERNMENT INCOME FUND    is a fixed-income fund that
seeks high current income, consistent with preservation of principal, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. The benchmark index for the fund is the Lehman Brothers Government Bond Index, a market value weighted benchmark of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 1998, the dollar weighted average maturity of the fund and index was approximately 8.70 years and 8.90 years, respectively.
   In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
   The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U. S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.
   In managing the fund, FMR selects a benchmark index that is representative of the universe of securities in which the fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.
   FMR allocates among different market sectors (for example, fixed-rate or adjustable rate mortgages) and different maturities based on its view of the relative value of each sector or maturity.
   FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which the fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.